UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant  ☐

Filed by a Party other than the Registrant ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under §240.14a-12

TAX-FREE FIXED INCOME FUND II FOR PUERTO RICO RESIDENTS, INC.

(Name of Registrant as Specified In Its Charter)

Ocean Capital LLC
William Heath Hawk

Roxana Cruz-Rivera

José R. Izquierdo II

Brent D. Rosenthal

Ethan A. Danial

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

On December 30, 2021, Ocean Capital LLC (“Ocean Capital”) and the other parties named therein filed with the Securities and Exchange Commission (“SEC”) an Amendment No. 1 to its Schedule 13D with respect to Tax-Free Fixed Income Fund II for Puerto Rico Residents, Inc. (the “Fund”), a copy of which is filed herewith as Exhibit 1.

CERTAIN INFORMATION CONCERNING THE PARTICIPANTS

To the Shareholders of Tax-Free Fixed Income Fund II for Puerto Rico Residents, Inc.:

Ocean Capital and the other participants in its solicitation (collectively, the “Participants”) intend to file with the SEC a definitive proxy statement and accompanying form of BLUE proxy card to be used in connection with the solicitation of proxies from the shareholders of the Fund with respect to its upcoming annual meeting of shareholders. All shareholders of the Fund are advised to read the definitive proxy statement and other documents related to the solicitation of proxies by the Participants when they become available, as they will contain important information, including additional information relating to the Participants and their direct or indirect interests, by security holdings or otherwise. The definitive proxy statement and an accompanying BLUE proxy card will be furnished to some or all of the Fund’s shareholders and will be, along with other relevant documents, available at no charge on the SEC’s website at http://www.sec.gov.

Information about the Participants and a description of their direct or indirect interests, by security holdings or otherwise, is contained in an amended preliminary proxy statement on Schedule 14A filed by the Participants with the SEC on December 30, 2021. This document is available free of charge from the source indicated above.

Exhibit 1

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 13D

Under the Securities Exchange Act of 1934
(Amendment No. 1)*

Tax-Free Fixed Income Fund II for Puerto Rico Residents, Inc.
(Name of Issuer)

Common Shares, $0.01 par value
(Title of Class of Securities)

87678E107
(CUSIP Number)

W. Heath Hawk
GAM Tower, 2 Tabonuco St., Suite 200

Guaynabo, Puerto Rico 00968

(770) 777-9373
(Name, Address and Telephone Number of Person
Authorized to Receive Notices and Communications)

December 30, 2021
(Date of Event Which Requires Filing of This Statement)

If the filing person has previously filed a statement on Schedule 13G to report the acquisition that is the subject of this Schedule 13D, and is filing this schedule because of Rule 13d-1(e), Rule 13d-1(f) or Rule 13d-1(g), check the following box. ☐

*	The remainder of this cover page shall be filled out for a reporting person’s initial filing on this form with respect to the subject class of securities, and for any subsequent amendment containing information which would alter disclosures provided in a prior cover page.

The information required on the remainder of this cover page shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934 (“Act”) or otherwise subject to the liabilities of that section of the Act but shall be subject to all other provisions of the Act (however, see the Notes).

(Page 1 of 12 Pages)

CUSIP No. 87678E107	SCHEDULE 13D	Page 2 of 12 Pages

1	NAME OF REPORTING PERSON Ocean Capital LLC
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a): ☐ (b): ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS WC
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) OR 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION Puerto Rico

NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH	7	SOLE VOTING POWER 0
	8	SHARED VOTING POWER 2,548,019
	9	SOLE DISPOSITIVE POWER 0
	10	SHARED DISPOSITIVE POWER 2,548,019

11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH PERSON 2,548,019
12	CHECK IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 8.3%[1]
14	TYPE OF REPORTING PERSON OO

1	The percentages used herein are calculated based upon 30,850,447 shares of common stock outstanding as of December 8, 2021, as disclosed in the issuer’s proxy statement filed with the Securities and Exchange Commission (“SEC”) on December 8, 2021.

CUSIP No. 87678E107	SCHEDULE 13D	Page 3 of 12 Pages

1	NAME OF REPORTING PERSON William Heath Hawk
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a): ☐ (b): ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS WC, PF
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) OR 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION U.S.A.

NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH	7	SOLE VOTING POWER 0
	8	SHARED VOTING POWER 2,709,608[1]
	9	SOLE DISPOSITIVE POWER 0
	10	SHARED DISPOSITIVE POWER 2,709,608[1]

11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH PERSON 2,709,608
12	CHECK IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 8.8%[2]
14	TYPE OF REPORTING PERSON IN

1	Consisting of (i) 161,589 shares held in a joint account of Mr. Hawk and his spouse (ii) 2,548,019 shares held by Ocean Capital LLC, which are deemed to be beneficially owned by Mr. Hawk in his capacity as managing member of Ocean Capital LLC.
2	The percentages used herein are calculated based upon 30,850,447 shares of common stock outstanding as of December 8, 2021, as disclosed in the issuer’s proxy statement.

CUSIP No. 87678E107	SCHEDULE 13D	Page 4 of 12 Pages

1	NAME OF REPORTING PERSON Roxana Cruz-Rivera
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a): ☐ (b): ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) OR 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION U.S.A.

NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH	7	SOLE VOTING POWER 0
	8	SHARED VOTING POWER 0
	9	SOLE DISPOSITIVE POWER 0
	10	SHARED DISPOSITIVE POWER 0

11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH PERSON 0
12	CHECK IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 0.0%
14	TYPE OF REPORTING PERSON IN

CUSIP No. 87678E107	SCHEDULE 13D	Page 5 of 12 Pages

1	NAME OF REPORTING PERSON Brent D. Rosenthal
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a): ☐ (b): ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) OR 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION U.S.A.

NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH	7	SOLE VOTING POWER 0
	8	SHARED VOTING POWER 0
	9	SOLE DISPOSITIVE POWER 0
	10	SHARED DISPOSITIVE POWER 0

11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH PERSON 0
12	CHECK IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 0.0%
14	TYPE OF REPORTING PERSON IN

CUSIP No. 87678E107	SCHEDULE 13D	Page 6 of 12 Pages

1	NAME OF REPORTING PERSON José R. Izquierdo II
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a): ☐ (b): ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) OR 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION U.S.A.

NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH	7	SOLE VOTING POWER 0
	8	SHARED VOTING POWER 0
	9	SOLE DISPOSITIVE POWER 0
	10	SHARED DISPOSITIVE POWER 0

11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH PERSON 0
12	CHECK IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 0.0%
14	TYPE OF REPORTING PERSON IN

CUSIP No. 87678E107	SCHEDULE 13D	Page 7 of 12 Pages

1	NAME OF REPORTING PERSON Ethan A. Danial
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a): ☐ (b): ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) OR 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION U.S.A.

NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH	7	SOLE VOTING POWER 0
	8	SHARED VOTING POWER 0
	9	SOLE DISPOSITIVE POWER 0
	10	SHARED DISPOSITIVE POWER 0

11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH PERSON 0
12	CHECK IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 0.0%
14	TYPE OF REPORTING PERSON IN

CUSIP No. 87678E107	SCHEDULE 13D	Page 8 of 12 Pages

Item 2. IDENTITY AND BACKGROUND

Item 2 is amended as follows:

(a)	In addition to the previously disclosed Reporting Persons, this Schedule 13D is filed by:

(vi)	Ethan A. Danial, as a nominee for the Board (collectively with the previously disclosed Reporting Persons, , the “Amended Reporting Persons”).

(b)	The business address of Mr. Danial is 207 Calle Del Parque, San Juan, Puerto Rico 00912.

(c)	The principal business Mr. Danial is serving as Vice President of Caribbean Capital and Consultancy Corp., an investment fund.

(d)	Mr. Danial has not, during the last five years, been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors).

(e)	Mr. Danial has not, during the last five years, been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and, as a result of such proceeding, was or is subject to a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to, federal or state securities laws or finding any violation with respect to such laws.

(f)	Mr. Danial is a citizen of the United States of America.

Item 4. PURPOSE OF TRANSACTION

Item 4 is amended as follows:

On December 29, 2021, Ocean Capital sent a letter by email to the Issuer (the “Amended and Restated Notice”), providing notice of intent to (i) nominate each of the previously disclosed Nominees, as well as Ethan A. Danial for election to the Board at the Annual Meeting and (ii) propose to repeal any provision of, or amendment to, the Issuer’s bylaws adopted by the Board without shareholder approval subsequent to December 30, 2021, the date of the Amended and Restated Notice. A copy of the Amended and Restated Notice was also sent to the Issuer by mail on December 30, 2021.

On December 30, 2021, the Amended Reporting Persons filed an amendment to its preliminary proxy statement with the SEC.

Ethan A. Danial, age 24, is a Puerto Rico-based investment professional with experience in research and trading of defaulted and restructured Puerto Rico municipal bonds. Mr. Danial is the Vice President of Caribbean Capital and Consultancy Corp., an investment firm in Puerto Rico, since 2017. Additionally, since 2019, Mr. Danial is a member, authorized officer and manager at RAD Investments, LLC, an investment firm in Puerto Rico. Mr. Danial has served as a director for Campo Caribe LLC, an agricultural business in Puerto Rico, since 2019. Further, Mr. Danial has served as a director at First Puerto Rico Tax-Exempt Target Maturity Fund VII, a Puerto Rico-based investment fund, since 2020. Mr. Danial earned his B.A. in Mathematics-Statistics from Columbia University in 2017. The Nominating Stockholder believes Mr. Danial’s investment and research experience with municipal bond funds makes him qualified to serve as a director of the Issuer.

The Amended Reporting Persons may engage in discussions with management, the Board, other shareholders of the Issuer and other relevant parties, including representatives of any of the foregoing, concerning the Amended Reporting Persons’ investment in the Issuer, including, without limitation, matters concerning the Issuer’s business, operations, Board appointments, governance, management, capitalization and strategic plans and matters relating to the closed-end nature of the Issuer. The Amended Reporting Persons may exchange information with any persons pursuant to appropriate confidentiality or similar agreements or otherwise, work together with any persons pursuant to joint agreements or otherwise, propose changes in the Issuer’s business, operations, board appointments, governance, management, capitalization, strategic plans or matters relating to the closed-end nature of the Issuer, or propose or engage in one or more other actions set forth under subparagraphs (a)-(j) of Item 4 of Schedule 13D.

The Amended Reporting Persons intend to review their investment in the Issuer on a continuing basis. Depending on various factors, including, without limitation, the outcome of any discussions referenced above, the Issuer’s financial position and strategic direction, actions taken by management or the Board, price levels of the Common Stock, conditions in the securities market and general economic and industry conditions, the Amended Reporting Persons may in the future take such actions with respect to their investment in the Issuer as they deem appropriate, including, without limitation, purchasing additional shares of Common Stock or selling some or all of their shares of Common Stock, engaging in short selling of or any hedging or similar transactions with respect to the shares of Common Stock and/or otherwise changing their intention with respect to any and all matters referred to in Item 4 of Schedule 13D. The Amended Reporting Persons may, at any time and from time to time, review or reconsider their position and/or change their purpose and/or formulate plans or proposals with respect to their investment in the Common Stock.

CUSIP No. 87678E107	SCHEDULE 13D	Page 9 of 12 Pages

The Amended Reporting Persons have not entered into any agreement with any third party to act together for the purpose of acquiring, holding, voting or disposing of the shares of Common Stock reported herein.

Item 5. INTEREST IN SECURITIES OF THE ISSUER

Item 5 is amended as follows:

(a) – (c) The aggregate percentage of shares of Common Stock reported to be owned is based upon 30,850,447 shares of Common Stock outstanding as of December 8, 2021, as disclosed in the Issuer’s proxy statement filed with the SEC on December 23, 2021.

A.	Ocean Capital LLC

(a)	As of the close of business on December 30, 2021, Ocean Capital beneficially owned 2,548,019 shares of Common Stock.

Percentage: Approximately 8.3%

(b)	1. Sole power to vote or direct vote: 0

2.	Shared power to vote or direct vote: 2,548,019

3.	Sole power to dispose or direct the disposition: 0

4.	Shared power to dispose or direct the disposition: 2,548,019

(c)	The transactions in the shares of Common Stock by Ocean Capital during the past sixty days are set forth in Schedule A and are incorporated herein by reference.

B.	William Heath Hawk

(a)	As of the close of business on December 30, 2021, Mr. Hawk beneficially owned 2,709,608 shares of Common Stock.

Percentage: Approximately 8.8%

(b)	1. Sole power to vote or direct vote: 0

2.	Shared power to vote or direct vote: 2,709,608

3.	Sole power to dispose or direct the disposition: 0

4.	Shared power to dispose or direct the disposition: 2,709,608

(c)	The transactions in the shares of Common Stock Mr. Hawk during the past sixty days are set forth in Schedule A and are incorporated herein by reference.

CUSIP No. 87678E107	SCHEDULE 13D	Page 10 of 12 Pages

F.	Ethan A. Danial

(a)	As of the close of business on December 30, 2021, Mr. Danial beneficially owned 0 share of Common Stock.

Percentage: 0.0%

(b)	1. Sole power to vote or direct vote: 0

2.	Shared power to vote or direct vote: 0

3.	Sole power to dispose or direct the disposition: 0

4.	Shared power to dispose or direct the disposition: 0

(c)	The transactions in the shares of Common Stock by Mr. Danial during the past sixty days are set forth in Schedule A and are incorporated herein by reference.

(d)	The dividends from the 2,548,019 shares of Common Stock beneficially owned by Ocean Capital and any proceeds from the sale of such shares become assets of Ocean Capital.

(e)	Not applicable.

Item 6. CONTRACTS, ARRANGEMENTS, UNDERSTANDINGS OR RELATIONSHIPS WITH RESPECT TO SECURITIES OF THE ISSUER

Item 6 is amended and restated as follows:

On December 30, 2021, the Amended Reporting Persons executed an Amended and Restated Joint Filing and Solicitation Agreement with respect to the joint filing of this Schedule 13D and any amendment thereto, a copy of which is attached hereto as Exhibit A. Other than the Amended and Restated Joint Filing and Solicitation Agreement, there are no contracts, arrangements, understandings or relationships (legal or otherwise) among the Amended Reported Persons and between such persons and any person with respect to any securities of the Issuer, including but not limited to transfer or voting of any other securities, finder’s fees, joint ventures, loan or option arrangements, puts or calls, guarantees of profits, divisions of profits or loss or the giving or withholding of proxies.

Item 7. MATERIAL TO BE FILED AS EXHIBITS

Exhibit A: Amended and Restated Joint Filing and Solicitation Agreement.

CUSIP No. 87678E107	SCHEDULE 13D	Page 11 of 12 Pages

SIGNATURES

After reasonable inquiry and to the best of his or its knowledge and belief, each of the undersigned certifies that the information set forth in this statement is true, complete and correct.

Date: December 30, 2021

Ocean Capital LLC

By:	/s/ William Heath Hawk
Name:	William Heath Hawk
Title:	Managing Member

William Heath Hawk

/s/ William Heath Hawk

Roxana Cruz-Rivera

/s/ Roxana Cruz-Rivera

Brent D. Rosenthal

/s/ Brent D. Rosenthal

José R. Izquierdo II

/s/Jose R. Izquierdo II

Ethan A. Danial

/s/ Ethan A. Danial

CUSIP No. 87678E107	SCHEDULE 13D	Page 12 of 12 Pages

Schedule A

There was no transaction in shares of Common Stock by the Amended Reporting Persons during the past sixty days.

EXHIBIT A

AMENDED AND RESTATED JOINT FILING AND SOLICITATION AGREEMENT

PURSUANT TO RULE 13d-1(k)

WHEREAS, certain of the undersigned are stockholders, direct or beneficial, of Tax-Free Fixed Income Fund II for Puerto Rico Residents, Inc., a Puerto Rico corporation (the “Fund”); and

WHEREAS, Ocean Capital LLC, a Puerto Rico limited liability company (“Ocean Capital”), William Heath Hawk, Roxana Cruz-Rivera, Brent D. Rosenthal, José R. Izquierdo II and Ethan A. Danial wish to form a group for the purpose of seeking representation on the Board of Directors of the Fund (the “Board”) at the upcoming annual meeting of stockholders of the Fund (including any other meeting of stockholders held in lieu thereof, and any adjournments, postponements, reschedulings or continuations thereof, the “Annual Meeting”) and for the purpose of taking all other action necessary to achieve the foregoing.

NOW, IT IS AGREED, this 30th day of December 2021 by the parties hereto:

1. In accordance with Rule 13d-1(k)(1)(iii) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), each of the undersigned (collectively, the “Group”) agrees to the joint filing on behalf of each of them of statements on Schedule 13D, and any amendments thereto, with respect to the securities of the Fund. Each member of the Group shall be responsible for the accuracy and completeness of his, her or its own disclosure therein, and is not responsible for the accuracy and completeness of the information concerning the other members, unless such member knows or has reason to know that such information is inaccurate. Ocean Capital or its representative shall provide each member of the Group with copies of all Schedule 13D filings and other public filings to be filed on behalf of such member at least 24 hours prior to the filing or submission thereof.

2. So long as this agreement is in effect, each of the undersigned shall provide written notice to William Health Hawk of (i) any of their purchases or sales of securities of the Fund; or (ii) any securities of the Fund over which they acquire or dispose of beneficial ownership. Notice shall be given no later than 24 hours after each such transaction.

3. Each of the undersigned agrees to form the Group for the purpose of (i) soliciting proxies or written consents for proposals submitted to stockholders for approval and the election of the persons nominated by the Group to the Board, each at the Annual Meeting, (ii) taking such other actions as the parties deem advisable and (iii) taking all other action necessary or advisable to achieve the foregoing.

4. Ocean Capital shall have the right to pre-approve all expenses incurred in connection with the Group’s activities and agree to pay directly all such pre-approved expenses.

5. Each of the undersigned agrees that any SEC filing, press release or stockholder communication proposed to be made or issued by the Group or any member of the Group in connection with the Group’s activities set forth herein (collectively, “Communications”) shall be first approved by Ocean Capital, or its representatives, and by William Health Hawk to the extent any such Communications refer to his or her, as applicable, credentials or experience, which approval shall not be unreasonably withheld.

6. The relationship of the parties hereto shall be limited to carrying on the business of the Group in accordance with the terms of this Agreement. Such relationship shall be construed and deemed to be for the sole and limited purpose of carrying on such business as described herein. Nothing herein shall be construed to authorize any party to act as an agent for any other party, or to create a joint venture or partnership, or to constitute an indemnification. Nothing herein shall restrict any party’s right to purchase or sell securities of the Fund, as he or it deems appropriate, in his or its sole discretion, provided that all such sales are made in compliance with all applicable securities laws.

7. This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute but one and the same instrument, which may be sufficiently evidenced by one counterpart.

8. In the event of any dispute arising out of the provisions of this Agreement or their investment in the Fund, the parties hereto consent and submit to the exclusive jurisdiction of the Federal and State Courts in the State of Delaware.

9. Any party hereto may terminate his or its obligations under this Agreement on 24 hours’ written notice to all other parties, with a copy by email to William Heath Hawk, c/o: Ocean Capital LLC, [personal information redacted].

10. Each party acknowledges that Ocean Capital shall, in its sole discretion, select and retain counsel for both the Group and Ocean Capital and its affiliates relating to their investment in the Fund.

11. Each of the undersigned parties hereby agrees that this Agreement shall be filed as an exhibit to a Schedule 13D pursuant to Rule 13d-1(k)(1)(iii) under the Exchange Act.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

DATE: December 30, 2021

Ocean Capital LLC

By:	/s/ William Heath Hawk
Name:	William Heath Hawk
Title:	Managing Member

William Heath Hawk

/s/ William Heath Hawk

Roxana Cruz-Rivera

/s/ Roxana Cruz-Rivera

Brent D. Rosenthal

/s/ Brent D. Rosenthal

José R. Izquierdo II

/s/Jose R. Izquierdo II

Ethan A. Danial

/s/ Ethan A. Danial